Exhibit 10.94

FORBEARANCE AGREEMENT

This FORBEARANCE AGREEMENT ("Agreement") is entered into on the 8th day of  September, 2017 ("Effective Date") by and between OrangeHook, Inc., a Minnesota corporation, Donald M. Miller, an individual residing in the State of Florida, Whitney E. Peyton, an individual residing in the State of Montana, Murray R. Klane, an individual residing in the State of Minnesota, Jeffrey Hattara, an individual residing in the State of Minnesota, James L. Mandel, an individual residing in the State of Minnesota, and MEZ Capital, LLC, a Minnesota limited liability company, (hereinafter from time to time referred to collectively as the "Parties").

FACTUAL RECITALS

 A.     Identification of the Parties and Related Entities

1.	OrangeHook, Inc. ("OrangeHook") is a Minnesota corporation with its registered office located in Wayzata, Minnesota.

2.	Whitney E. Peyton ("Peyton") is an individual residing in the State of Montana.

3.	Murray R. Klane ("Klane") is an individual residing in the State of Minnesota.

4.	Jeffrey Hattara ("Hattara") is an individual residing in the State of Minnesota.

5.	James L. Mandel ("Mandel") is an individual residing in the State of Minnesota.

6.	Donald M. Miller ("Miller") is an individual residing in the State of Florida.

7.	MEZ Capital, LLC ("MEZ Capital") is a Minnesota limited liability company with its registered office located in Edina, Minnesota.

 B.     Identification of the Two Loan Debts

 1.     $250,000 Loan

a).     By way of a written Commercial Promissory Note dated July 7, 2017 ("$250,000 Note"), OrangeHook, as borrower, entered into a loan with MEZ Capital in the amount of $250,000 ("$250,000 Loan").

b).     OrangeHook's payment and performance of the $250,000 Note's terms were guaranteed by four separate written Guarantees executed by Peyton, Klane, Hattara, and Mandel (hereinafter collectively referred to as the "$250,000 Guarantors"). The four written Guarantees and the $250,000 Note shall hereinafter be referred to as the "$250,000 Loan Documents."

c).     OrangeHook and the Guarantors defaulted under the $250,000 Note and the $250,000 Loan and accordingly the $250,000 Loan's entire unpaid principal balance, accrued interest, late fees and other charges are   immediately due and owing. OrangeHook and the Guarantors, jointly and severally, are liable to MEZ Capital for these accelerated accrued amounts along   with the costs of collection inclusive of attorneys' fees ($250,000 Loan Amount") under the terms of the $250,000 Loan Documents. As of the Effective Date, the $250,000 Loan Amount totals $278,250, which is comprised of: $250,000 in accelerated unpaid principal, $15,000 in accrued interest, and $13,250 in late fees.

 2.     $1,000,000 Loan

a).     By way of a written Commercial Promissory Note dated July 31, 2017 ("$1,000,000 Note") OrangeHook, as borrower, entered into a loan with MEZ Capital, as lender, in the amount of $1,000,000 ("$1,000,000 Loan").

b).  OrangeHook's payment and performance of the terms of the $1,000,000 Note was guaranteed by five separate written guarantees ("$1,000,000 Guarantees") executed by Miller, Peyton, Klane, Hattara, and Mandel (hereinafter collectively referred to as the "$1,000,000 Guarantors").  OrangeHook along with each of the Guarantors provided a confession of judgment in the face amount of $1,230,000 plus other amounts stated therein
("Confessions of Judgment, with respect to the $1,000,000 Note.

c). The $1,000,000 Note, the $1,000,000 Guarantees, and the Confessions of Judgement are hereinafter referred to jointly as the "$1,000,000 Loan Documents."

d).  OrangeHook and the $1,000,000 Guarantors defaulted under the terms of the $1,000,000 Loan Documents and accordingly the $1,000,000 Loan's entire unpaid principal balance, accrued interest and late fees and other charges are immediately due and owing.  OrangeHook and the $1,000,000 Guarantors, jointly and severally, are liable to MEZ Capital for these accelerated and accrued amounts along with the costs of collection inclusive of attorneys' fees ("$1,000,000 Loan Amount") under the terms of the $1,000,000 Loan Documents. As of the Effective Date, the $1,000,000 Loan Amount totals $1,144,500, which is comprised of:  $1,000,000 in accelerated unpaid principal, $90,000 in accrued interest and $54,500 in late fees.  The $250,000 Guarantors and the $1,000,000 Guarantors are collectively defined as "Guarantors."

AGREEMENT

NOW, THEREFORE, in mutual consideration, the sufficiency of which is hereby acknowledged, the Parties agree and consent as follows:

SECTION A  ADOPTION AND ACKNOWLEDGMENT OF
RECITED FACTS, CONSIDERATION,  DEBT AMOUNTS AND DOCUMENTS

 1.     Adoption of Recited Facts

The Parties represent and agree that the facts as recited above are all true and correct and are hereby adopted verbatim for purposes of this Agreement.

 2.     Acknowledgment of Sufficient Mutual Consideration

The sufficiency of consideration includes, without limitation that MEZ Capital entered into this Agreement in reliance of the state of warranties, representations, payments and additional terms to be provided by: (a) OrangeHook and the $250,000 Guarantors and (b) OrangeHook and the $1,000,000 Guarantors concerning their obligations relating to the $250,000 Loan and the $1,000,000 Loan, respectively.

 3.     Acknowledgment of the Debt Amounts

The Parties acknowledge that the above-stated monetary items concerning the $250,000 Loan Amount and the $1,000,000 Loan Amount (hereinafter referred to as the "OrangeHook Debt Amounts") are true and accurate as of the Effective Date.

 4.     Acknowledgment of Documents

The Parties acknowledge the validity of the above defined $250,000 Loan Documents and the $1,000,000 Loan Documents (hereinafter referred to as the "OrangeHook Debt Documents"), both presently and throughout the duration of this Agreement and further acknowledge that  OrangeHook and the Guarantors, have no defenses to MEZ Capital's enforcement of the OrangeHook Debt Documents in accordance with their written terms and in accordance with this Agreement.

SECTION B  DURATION OF THE TERM OF AGREEMENT

 1.     Term of Agreement

This Agreement has a term commencing on the date hereof and continuing until October 30, 2017 (the "Forbearance Period") unless its existence is earlier terminated upon the occurrence of any of the following events of termination:

A.	Upon such date of termination mutually agreed upon in a writing signed by andbetween all the Parties; or

B.	At the option of MEZ Capital upon a breach of the terms of this Agreement byOrangeHook or by one or more of the Guarantors; or

C.	Upon full payment of all the OrangeHook Debt Amounts.

 2.     Effect of Termination

 On October 30, 2017, or such earlier date as specified in B.1. above, the then outstanding balances of each of the OrangeHook Debt Amounts inclusive of all then accrued interest and late fees, as well as all costs of collection (including without limitation attorneys' fees) that were incurred after the Effective Date, shall become immediately due and payable to MEZ Capital.

SECTION C  PAYMENT TERMS FOR ORANGEHOOK AND THE GUARANTORS

The following are the agreed-upon terms for the payments to be made on behalf of OrangeHook and the respective Guarantors on the $250,000 Loan and the $1,000,000 Loan.

 1. Payment on the $250,000 Loan

A.	OrangeHook and the $250,000 Guarantors shall pay the$250,000 Loan as follows:

Payment Amount	Due Date
$278,250	October 1, 2017

B.	To be timely, the above payment must be received by, and be in the physical procession of MEZ Capital no later than the time and date so specified for suchpayment.

C.	If the above payment is not timely received by MEZ Capital, then MEZ Capital at its option may terminate this Agreement.

 2.     Payment on the $1,000,000 Loan

A.	OrangeHook and the $1,000,000 Guarantors shall pay $1,000,000 Loan amount as follows:

Payment Amounts	Due Dates
$90,000	October 1, 2017
$1,054,500	October 30, 2017
$3,500 (legal fees)	Effective Date

B.	To be timely, the above payments must be received by, and be in the physical possession of MEZ Capital no later than the time and date so specified for suchpayments.

C.	If the above payments are not timely received by MEZ Capital, then MEZ Capital at its option may terminate this Agreement.

SECTION D  MEZ CAPTIAL'S FORBEARANCE OBLIGATIONS

Provided a default does not occur hereunder, during the term of this Agreement, MEZ Capital agrees not to take any action not set forth in this Agreement to enforce its rights under the OrangeHook Debt Documents or to otherwise seek to collect the OrangeHook Debt Amounts except as provided hereunder.  Upon termination of this Agreement, on October 30, 2017 or earlier as provided above, MEZ Capital shall be entitled to exercise all of its rights and remedies under OrangeHook Debt Documents.

SECTION E  SPECIFIC REPRESENTATIONS AND WARRANTIES

In entering into this Agreement, OrangeHook and the respective Guarantors concerning the two loans referenced hereunder, each for themselves make the following specific representations and warranties to and in favor of MEZ Capital for the specific purpose and intent of inducing MEZ Capital to enter into this Agreement in reliance thereon:

1.	That it/he is free and fully authorized to enter into this Agreement;

2.
That it/he has not taken any action, and will not voluntarily take any action during the duration of this Agreement, that will directly or indirectly prevent the full and timely performace of its/his obligations under this Agreement.

3.
That it/he has not received notification of, and otherwise are not aware of, any claims not identified in this Agreement or in the public record by third-parties on or regarding all the payments, the $250,000 Loan Documents and the $1,000,000 Loan Documents as set forth and defined in this Agreement; and

4.
OrangeHook specifically represents and warrants that it currently has good corporate standing with the applicable governing authorities and that all required corporate authority actions were taken to approve and authorize the entity to enter into this Agreement and to have this Agreement executed and its terms fully implemented and honored by its designated officers, representatives and agents.

SECTION F
GENERAL PROVISIONS

1.
OrangeHook and the respective Guarantors represent and warrant that no other person  or entity has, or has had, any interest in the payments as specified in this Agreement; that it/he/she has the sole right and exclusive authority to execute this Agreement and/or to convey or receive any sums, interests, entitlements and/or rights specified in it; and that it/he/she has not sold, assigned, transferred, conveyed or otherwise disposed of any sums, interests, rights, entitlements and/or rights referred to in this Agreement.

2.
OrangeHook and the respective Guarantors each understand and agree that no failure or delay on the part of the others in exercising any right, power, privilege and/or remedy hereunder and no course of dealing between the Parties hereto shall operate as a waiver of such rights, powers, privileges and remedies after expiration of the Forbearance Period. No single or partial exercise of any right, power, privilege or remedy by any Party hereunder shall preclude any other or further exercise by it of any right, power, privilege or remedy.

3.
OrangeHook and the respective Guarantors each understand and agree that the applicable law for the construction and enforcement of this Agreement shall be the State of Minnesota. This Agreement shall be construed without regard to the Party or Parties responsible for its preparation, and will be deemed as prepared jointly by all the Parties hereto.  In resolving any ambiguity or uncertainty relating to the document, the Parties agree that no consideration or weight shall be given to the identity of the Party drafting the Agreement.

4.
OrangeHook and the respective Guarantors agree that they have read this Agreement, that they fully understand their rights, privileges and duties thereunder and that they enter into it freely and voluntarily and in making this Agreement they are each relying upon their own independent judgment, having had the opportunity to retain legal counsel to advise them in this matter, and they are not relying upon any representations or statements made by any other party or by any other person; and that they knowingly and with due and proper authorization agree to all of the terms and provisions of this Agreement.

5.
OrangeHook and the respective Guarantors each understand and agree that the paragraphs and provisions contained in this Agreement are deemed to be independent, and if a provision or a portion of this Agreement is held invalid by a Court of competent jurisdiction, then the remaining provisions, and paragraphs contained therein, shall be enforced according to their terms.

6.
OrangeHook and the respective Guarantors each understand and agree that this Agreement contains the entire agreement and understanding with regard to the matters set forth in it and shall be binding upon and inure to the benefit MEZ Capital and their successors, assigns, representatives, agents, executors, administrators, personal representatives, trustees and beneficiaries.  OrangeHook and the respective Guarantors further understand and agree that this Agreement supersedes any prior oral or written agreements between the Parties, as well as the OrangeHook Debt Agreements until the Agreement terminates, and that there have been no verbal understandings or agreements which would in any way change the terms, covenants and conditions herein set forth.  OrangeHook and the respective Guarantors understand and agree that no modification of this Agreement, and no waiver of the terms and conditions contained herein, shall be effective unless it is in writing and duly executed by all of the Parties.

7.
Any written communications and notices required by, permitted by or regarding this Agreement shall be deemed made when in writing, and mailed in accordance with the terms and to the addresses set forth in the OrangeHook Loan Documents.  All such notices and communications shall be effective when delivered in person or transmitted by facsimile or upon receipt after dispatch by certified or registered first class mail, postage prepaid, return receipt requested, to the party to whom the same is so given or made.

 IN WITNESS WHEREOF, OrangeHook, the Guarantors and MEZ Capital have executed this Forbearance Agreement effective September 8, 2017.

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STATE OF MINNESOTA )
                                               ) ss
COUNTY OF HENNEPIN  )

ORANGEHOOK, INC.

BY: /s/ James Mandel
             James Mandel
ITS:     CEO

On this 8th day of September 2017, James Mandel appeared before me known to me to be the CEO of OrangeHook, Inc., the Minnesota corporation described in the foregoing Forbearance Agreement, and who acknowledged that he executed the same on behalf of OrangeHook, Inc. as its own free act and deed as a duly authorized representative thereof.

___________________________
Notary Public

STATE OF MINNESOTA )
                                               ) ss
COUNTY OF HENNEPIN  )
MEZ CAPITAL, LLC

BY: /s/  Richard Morris
              Richard Morris
ITS:      Manager

On this 8th day of September 2017, Richard Morris appeared before me known to me to be the sole Manager of MEZ Capital, LLC, the limited liability company described in the foregoing Forbearance Agreement, and who acknowledged that he executed the same on behalf of MEZ Capital, LLC as its own free act and deed as a duly authorized representative thereof.

___________________________
Notary Public

STATE OF MONTANA    )
                ) ss
COUNTY OF  MADISON  )

/s/ Whitney E. Peyton
      WHITNEY E. PEYTON

On this 11th day of September 2017, Whitney E. Peyton appeared before me known to me to be the person described in the foregoing Forbearance Agreement, and who acknowledged that he executed the same as his own free act and deed.

______________________________
Notary Public

STATE OF MINNESOTA )
                                               ) ss
COUNTY OF HENNEPIN  )

 /s/ Murray R. Klane
       MURRAY R. KLANE

On this 8th day of September 2017, Murray R. Klane appeared before me known to me to be the person described in the foregoing Forbearance Agreement, and who acknowledged that he executed the same as his own free act and deed.

___________________________
Notary Public

STATE OF MINNESOTA )
                                               ) ss
COUNTY OF HENNEPIN  )

/s/  Jeffrey Hattara
       JEFFREY HATTARA

On this 8th day of September 2017, Jeffrey Hattara appeared before me known to me to be the person described in the foregoing Forbearance Agreement, and who acknowledged that he executed the same as his own free act and deed.

___________________________
Notary Public

STATE OF MINNESOTA )
                                               ) ss
COUNTY OF HENNEPIN  )

  /s/ James L. Mandel
        JAMES L. MANDEL

On this 8th day of September 2017, James L. Mandel appeared before me known to me to be the person described in the foregoing Forbearance Agreement, and who acknowledged that he executed the same as his own free act and deed.

___________________________
Notary Public

STATE OF FLORIDA )
                                        ) ss.
COUNT OF COLLIER  )

/s/ Donald M. Miller
      DONALD M. MILLER
On this 8th day of September 2017, Donald M. Miller appeared before me known to me to be the person described in the foregoing Forbearance Agreement, and who acknowledged that he executed the same as his own free act and deed.

___________________________
Notary Public